UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

UNIFIRST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Unifirst online go to www.envisionreports.com/UNFor scan the QR code – login details are located in the shaded bar below votes submitted electronically must received by 11:59 P.M., Eastern time on January 9,2023 annual shareholder meeting notice important notice regarding the availability of proxy materials for the UniFirst corporation 2023 annual meeting of shareholders to be held on January 10, 2023 under securities and exchange commission rules you are receiving this notice that the proxy materials for the 2023 annual meeting of shareholders of UniFirst corporation are available on the internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and locations of the annual meeting are on the reverse side. Your vote is important!. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: easy online access -view your proxy materials and vote. Step 1: go to www.envisionreports.com/UNF.step2: click on cast your vote or request materials step 3: follow the instructions on the screen to log in. step4: make your selections as instructed on each screen for you delivery preferences step5: vote your shares when you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a copy of the proxy materials- if you want to receive a copy of the materials, you must request one there is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before December 31, 2022 to facilitate timely delivery 2 NOT 03 psyc

Annual Shareholder Meeting Notice The 2023 Annual Meeting of Shareholders of UniFirst Corporation will be held on Tuesday, January 10, 2023, at the corporate offices of UniFirst Corporation, located at 68 Jonspin Road, Wilmington, Massachusetts 01887, at 8:30 &m. Eastern lime. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends a vote FOR all of the nominees set forth In Proposal 1 and FOR Proposal 2: Election of (i) three Class II Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2026 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (ii) one Class I Director, nominated by the Board of Directors, to serve for a term of one year until the 2024 Annual Meeting of Shareholders and until his successor is duly elected and qualified and (iii) one Class III Director, nominated by the Board of Directors, to serve for a term of two years until the 2025 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Class II Directors: 01 - Thomas S. Postek 02 - Steven S. Sintros 03 - Raymond C. Zemlin Class I Director: 04 - Joseph M. Nowicki Class III Director: 05 - Sergio A. Pupkin Ratification of appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending August 26, 2023. Note: In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here's how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet - Go to www.envisionreports.com/UNF. Click Cast Your Vote or Request Materials. Phone - Call us free of charge at 1-866-641-4276. Email - Send an email to investorvote@computershare.comwith "Proxy Materials UniFirst Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by December 31, 2022.

UniFirst s" Using a black Irk pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. elAnnual Meeting Proxy Card - Common Stock V IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. V El Proposals — The Board of Directors recommends a vote FOR all of the nominees set forth in Proposal 1 and FOR Proposal 2. 1. Election of (1) three Class II Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2026 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (ii) one Class I Director, nominated by the Board of Directors, to serve for a term of one year until the 2024 Annual Meeting of Shareholders and until his successor is duly elected and qualified and (iii) one Class III Director, nominated by the Board of Directors, to serve for a term of two years until the 2025 Annual Meeting of Shareholders and until his successor is duly elected and qualified. + Class II Directors: 01- Thomas S. Postek Class I Director: 04 - Joseph M. Nowicki Class III Director: 05 - Sergio A. Pupkin For Withhold ❑For Withhold ❑For Withhold ❑02 - Steven S. Sintros For Withhold ❑ 03 - Raymond C. Zerrain For Withhold ❑ 2. Ratification of appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending August 26, 2023. Note: In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof. I:I Authorized Signatures — If voting by mail, this section must be completed for your vote to be counted. Date and Sign Below. Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees etc. should give full title. Date (rnmfdd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X

V IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. V Proxy — UniFirst Corporation Common Stock The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints Steven S. Sintros and Shane F. O'Connor, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the 2023 Annual Meeting of Shareholders of UniFirst Corporation to be held on Tuesday, January 10, 2023 at 8:30 a.m. Eastern Time, and at any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SET FORTH IN PROPOSAL 2, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL (PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET.)